UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2010 (April 19, 2010)

MOBILE MINI, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101 Tempe, Arizona	85283
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 894-6311

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2010, the Board of Directors (the “Board”) of Mobile Mini, Inc. (the “Company”) approved the filing of a Certificate of Correction to the Amended and Restated Certificate of Incorporation of the Company previously filed with the Delaware Secretary of State on November 19, 1997 (the “Restated Certificate”). When filed with the Delaware Secretary of State, the Restated Certificate inadvertently omitted a provision previously set forth in Article Eighth thereof dealing with the Board’s power to amend the bylaws of the Company. The Certificate of Correction corrects such inadvertent error by reinserting the previously omitted final paragraph of Article Eighth, which provides in pertinent part that the power to adopt, amend, or repeal the Bylaws of the Company may be exercised by the Board, subject to certain exceptions.

Also on such date, the Board approved the filing of a Certificate of Correction to the Certificate of Designations of the Company previously filed with the Delaware Secretary of State on June 26, 2008 (the “Certificate of Designations”). The Certificate of Correction corrects the following inaccurate references relating to the corporation action through which the Certificate of Designations was adopted: (i) the heading of the Certificate of Designations is corrected to read as follows: “Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Mobile Mini, Inc.”; (ii) the first three full paragraphs of the Certificate of Designations, which consist of recitals regarding the approval of the series of preferred stock described therein, have been deleted in their entirety and replaced with two new paragraphs that contain corrected references to the corporate action taken to adopt the series of preferred stock created by such Certificate of Designations; and (iii) Section 14(a) of the Certificate of Designations was amended to correct the meaning of the references to “Board”, “Certificate of Designations” and “Corporation” set forth in the Certificate of Designations. The foregoing changes have no substantive impact on the Certificate of Designations other than to correct the inaccurate references set forth in the affected sections thereof.

The foregoing summaries of the Certificate of Corrections to the Restated Certificate and the Certificate of Designations are qualified in their entirety by reference to the full text of Certificates of Correction, copies of which are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1 Certificate of Correction of Amended and Restated Certification of Incorporation of Mobile Mini, Inc. (dated April 19, 2010).

3.2 Certificate of Correction of Certificate of Designation of Mobile Mini, Inc. (dated April 19, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2010

MOBILE MINI, INC.

By:	/s/ Christopher J. Miner

	Name:	Christopher J. Miner
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Certificate of Correction of Amended and Restated Certification of Incorporation of Mobile Mini, Inc. (dated April 19, 2010).
3.2	Certificate of Correction of Certificate of Designation of Mobile Mini, Inc. (dated April 19, 2010).